                                                FILED PURSUANT TO RULE 424(B)(2)
                                                           FILE NUMBER 333-39275
PRICING SUPPLEMENT NO. 2
(To Prospectus Dated November 12, 1997, and
Prospectus Supplement dated October 4, 2000)



                                 --------------

                                   $180,339.93

                                  CYGNUS, INC.

                                  Common Stock

                                 --------------


------------------------------------------------------------------------------------------- --------------------------
DATE OF PURCHASE.......................................................................         NOVEMBER 6, 2000
------------------------------------------------------------------------------------------- --------------------------
NUMBER OF SHARES.......................................................................              21,900
------------------------------------------------------------------------------------------- --------------------------
PRICE PER SHARE........................................................................              $8.2347
------------------------------------------------------------------------------------------- --------------------------
PROCEEDS TO CYGNUS.....................................................................            $180,339.93
------------------------------------------------------------------------------------------- --------------------------














            The date of this Pricing Supplement is November 7, 2000.